Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 1, 2016, Stifel Financial Corp. (the “Company”) completed the previously disclosed sale of Sterne Agee, LLC’s legacy independent brokerage and clearing businesses to INTL FCStone Inc. pursuant to two separate stock purchase agreements dated June 24, 2016. The closing of the sale of Sterne Agee, LLC’s legacy RIA business will occur during the third quarter following a customary client notice period. Pursuant to the two stock purchase agreements, the Company agreed to sell Sterne Agee Financial Services, Inc.; Sterne Agee Clearing, Inc.; Sterne Agee & Leach, Inc.; Sterne Agee Asset Management, Inc.; and Sterne Agee Investment Advisor Services, Inc. (the “Sterne Businesses”) for cash consideration equal to approximately $50 million.

The unaudited pro forma consolidated balance sheet as of March 31, 2016 has been prepared to give effect to the sale of the Sterne Businesses as if it occurred on March 31, 2016. The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016 and the year ended December 31, 2015 have been prepared to give effect to the sale of the Sterne Businesses as if it occurred on June 5, 2015, the date the Company acquired Sterne Agee Group, Inc.

The unaudited pro forma financial statements were prepared utilizing our historical financial data derived from the interim consolidated financial statements included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 10, 2016 and from the audited consolidated financial statements for the year ended December 31, 2015 included in our Annual Report on Form 10-K filed with the SEC on March 1, 2016, as amended by our Annual Report on Form 10-K/A filed with the SEC on May 31, 2016. Consistent with the requirements of Article 11 of Regulation S-X, the pro forma consolidated statement of operations have been presented on a continuing operations basis. The pro forma adjustments are described in the notes to the unaudited pro forma information and are based upon available information and assumptions that we believe are reasonable.

The unaudited pro forma financial statements included herein is for informational purposes only and is not necessarily indicative of what our financial performance and financial position would have been had the sale of the Sterne Businesses been completed on the dates assumed nor is such unaudited pro forma financial information necessarily indicative of the results to be expected in any future period. Actual results may differ significantly from those reflected here in the unaudited pro forma financial statements for various reasons, including but not limited to, the differences between the assumptions used to prepare the unaudited pro forma consolidated financial statements and actual results.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

	March 31, 2016
(in thousands)	As Reported	Pro Forma Adjustments(a)		Pro Forma
Assets
Cash and cash equivalents	$577,350	$55,057	(b)	$632,407
Cash segregated for regulatory purposes	37,051	(2)		37,049
Receivables:
Brokerage clients, net	1,382,362	(85,769)		1,296,593
Brokers, dealers, and clearing organizations	719,790	(44,697)		675,093
Securities purchased under agreements to resell	207,946	—		207,946
Financial instruments owned, at fair value	1,028,781	(2,064)		1,026,717
Available-for-sale securities, at fair value	2,125,466	—		2,125,466
Held-to-maturity securities, at amortized cost	2,028,179	—		2,028,179
Loans held for sale	132,900	—		132,900
Bank loans, net of allowance	3,467,187	—		3,467,187
Investments, at fair value	165,424	—		165,424
Fixed assets, net	182,450	(883)		181,567
Goodwill	974,266	(2,600)	(c)	971,666
Intangible assets, net	92,922	(2,078)	(c)	90,844
Loans and advances to financial advisors and other employees, net	407,403	(910)		406,493
Deferred tax assets, net	216,321	(832)		215,489
Other assets	467,930	(13,026)		454,904

Total Assets	$14,213,728	$(97,804)		$14,115,924

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

	March 31, 2016
(in thousands, except share and per share amounts)	As Reported	Pro Forma Adjustments(a)		Pro Forma
Liabilities and Shareholders’ Equity
Payables:
Brokerage clients	$1,077,414	$(44,591)		$1,032,823
Brokers, dealers, and clearing organizations	282,920	(35,632)		247,288
Drafts	74,503	—		74,503
Securities sold under agreements to repurchase	290,729	—		290,729
Bank deposits	7,218,100	—		7,218,100
Financial instruments sold, but not yet purchased, at fair value	674,841	—		674,841
Accrued compensation	147,203	(2,667)		144,536
Accounts payable and accrued expenses	380,652	(10,236)		370,416
Borrowings	827,581	—		827,581
Senior notes	740,409	—		740,409
Debentures to Stifel Financial Capital Trusts	82,500	—		82,500

Total liabilities	11,796,852	(93,126)		11,703,726
Shareholders’ Equity:
Preferred stock - $1 par value	—	—		—
Common stock - $0.15 par value	10,426	—		10,426
Additional paid-in-capital	1,733,605	—		1,733,605
Retained earnings	826,234	(4,678	) (c)	821,556
Accumulated other comprehensive income	(47,218)	—		(47,218)

	2,523,047	(4,678)		2,518,369
Treasury stock, at cost	(106,171)	—		(106,171)

Total Shareholders’ Equity	2,416,876	(4,678)		2,412,198

Total Liabilities and Shareholders’ Equity	$14,213,728	$(97,804)		$14,115,924

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Three months ended March 31, 2016
(in thousands, except per share amounts)	As Reported	Pro Forma Adjustments(d)		Pro Forma
Revenues:
Commissions	$197,930		$(14,642)	$183,288
Principal transactions	120,948		(1,178)	119,770
Investment banking	100,658		—	100,658
Asset management and service fees	144,532		(5,955)	138,577
Interest	62,786		(1,466)	61,320
Other income	7,231		(2,598)	4,633

Total revenues	634,085		(25,839)	608,246
Interest expense	14,111		(88)	14,023

Net revenues	619,974		(25,751)	594,223

Non-interest expenses:
Compensation and benefits	411,113		(21,985)	389,128
Occupancy and equipment rental	57,255		(3,552)	53,703
Communications and office supplies	36,660		(1,899)	34,761
Commissions and floor brokerage	11,732		(469)	11,263
Other operating expenses	59,301		(3,524)	55,777

Total non-interest expenses	576,061		(31,429)	544,632

Income from operations before income tax expense	43,913		5,678	49,591
Provision for income taxes	16,858		2,521	19,379

Net income	$27,055		$3,157	$30,212

Earnings per common share:
Basic	$0.40	$		$0.45
Diluted	$0.36	$		$0.40
Weighted average number of common shares outstanding:
Basic	67,579			67,579
Diluted	76,086			76,086

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	Year ended December 31, 2015
(in thousands, except per share amounts)	As Reported	Pro Forma Adjustments(d)		Pro Forma
Revenues:
Commissions	$749,536		$(39,561)	$709,975
Principal transactions	389,319		(6,935)	382,384
Investment banking	503,052		(2,044)	501,008
Asset management and service fees	493,761		(13,689)	480,072
Interest	179,101		(5,530)	173,571
Other income	62,224		(5,783)	56,441

Total revenues	2,376,993		(73,542)	2,303,451
Interest expense	45,399		(400)	44,999

Net revenues	2,331,594		(73,142)	2,258,452

Non-interest expenses:
Compensation and benefits	1,568,862		(75,708)	1,493,154
Occupancy and equipment rental	207,465		(8,427)	199,038
Communications and office supplies	130,678		(5,391)	125,287
Commissions and floor brokerage	42,518		(1,583)	40,935
Other operating expenses	240,504		(17,504)	223,000

Total non-interest expenses	2,190,027		(108,613)	2,081,414

Income from operations before income tax expense	141,567		35,471	177,038
Provision for income taxes	49,231		31,183	80,414

Net income	$92,336		$4,288	$96,624

Earnings per common share:
Basic	$1.35	$		$1.41
Diluted	$1.18	$		$1.23
Weighted average number of common shares outstanding:
Basic	68,543			68,543
Diluted	78,554			78,554

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of Disposition of Assets

On July 1, 2016, Stifel Financial Corp. (the “Company” or “Parent”) completed the previously disclosed sale of Sterne Agee, LLC’s legacy independent brokerage and clearing businesses to INTL FCStone Inc. pursuant to two separate stock purchase agreements dated June 24, 2016. The closing of the sale of Sterne Agee, LLC’s legacy RIA business will occur during the third quarter following a customary client notice period. Pursuant to the two stock purchase agreements, the Company agreed to sell Sterne Agee Financial Services, Inc.; Sterne Agee Clearing, Inc.; Sterne Agee & Leach, Inc.; Sterne Agee Asset Management, Inc.; and Sterne Agee Investment Advisor Services, Inc. (the “Sterne Businesses”).

Note 2 – Pro Forma Adjustments

(a)	Represents adjustments to reflect the disposition of the assets and liabilities associated with the transaction described above.

(b)	Represents net adjustment to cash and cash equivalents for cash consideration that would have been received by the Company had the transaction closed on March 31, 2016, using the estimated tangible net asset value, as defined, as of such date. Pursuant to the terms of the stock purchase agreements, the cash consideration received by the Company approximated the estimated tangible net asset value, as defined, of the Sterne Businesses at the July 1, 2016 close, which was approximately $50 million.

(c)	Represents adjustments to remove historical goodwill and intangible assets of the Sterne Businesses recorded at the Parent being disposed in the transaction described above.

(d)	Represents adjustments to eliminate the direct operating results of the Sterne Businesses as if the disposition occurred on June 5, 2015, the date the Company acquired Sterne Agee Group, Inc. The pro forma adjustments include amounts that are directly related to the Sterne Businesses. Adjustments to the income tax provision were based on statutory rates in effect during the periods.